Exhibit 10.3

WARRANT

To Purchase Common Stock of

BLACK RIDGE OIL & GAS, INC.

Dated August 8, 2013

Appendix A - Exercise of Warrant

Appendix B - Warrant Assignment Form

Appendix C - Net Issue Election Notice

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THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS (I) REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS, (II) THIS SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (III) UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES.  THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, (B) THE SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (C) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

No. of Shares of Common Stock: 4,454,485.4881	Warrant No. 1

WARRANT

To Purchase Common Stock of

BLACK RIDGE OIL & GAS, INC.

THIS IS TO CERTIFY, that, for value received, Chambers Energy Capital II, LP, a Delaware limited partnership, or its successors or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 4,454,485.4881 shares (the “Warrant Shares”) of Common Stock, par value $0.001 (the “Common Stock”), of Black Ridge Oil & Gas, Inc., a Delaware corporation (the “Company”), from the Company (the “Warrant”) at an exercise price per share equal to $0.65 at the Issue Date (the exercise price in effect being herein called the “Exercise Price”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as described herein. For the avoidance of doubt, the parties hereto agree that for U.S. federal income tax purposes, the value of this Warrant on the date of issuance is equal to $2,203,702.49.

SECTION 1.   Term; Exercise of Warrant.

1.1              Time of Exercise.  This Warrant may be exercised at any time and from time to time during the period commencing as of 9:00 a.m., Central Time, on August 8, 2013 (the “Issue Date”) and ending as of 5:00 p.m., Central Time, on August 8, 2018, at which time this Warrant shall become void and all rights hereunder shall cease.

1.2              Manner of Exercise.

1.2.1         The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the duly executed exercise notice, in the form attached hereto as Appendix B, to the Company at its corporate office in Minnetonka, Minnesota, and upon payment to the Company of the Exercise Price for each Warrant Share to be purchased in lawful money of the United States, or by certified or cashier’s check, or wired funds or by cashless exercise as provided in Section 1.3 below.

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1.2.2         Upon receipt of this Warrant with the duly executed exercise notice and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised (unless this Warrant is being exercised on a cashless basis as provided in Section 1.3 below), the Company shall cause to be issued and delivered to the Holder, certificates for the total number of whole Warrant Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder.

1.2.3         In case the Holder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Warrant Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

1.2.4         The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Warrant Shares upon the exercise of this Warrant.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Warrant Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Warrant Shares.

1.3              Cashless Exercise.  Notwithstanding any other provision contained herein to the contrary, the Holder may elect to receive, without the payment by the Holder of the aggregate Exercise Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix C, duly executed, to the Company.  Thereupon, the Company shall issue to the Holder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)

A

where

X =           the number of shares of Common Stock to which the Holder is entitled upon such cashless exercise;

Y =           the total number of shares of Common Stock covered by this Warrant for which the Holder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Holder and shares as to which the purchase rights are to be canceled as payment therefor);

A =          the Market Price of one share of Common Stock as at the date the net issue election is made; and

B =           the Exercise Price in effect under this Warrant at the time the net issue election is made.

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1.4               Market Price. “Market Price” shall mean, on any given day: (A) if the class of Warrant Shares is exchange-traded, the average of the closing sales prices per share of the class of Warrant Shares for the ten consecutive trading days ending on the day that is two trading days prior to the applicable date of determination of Market Price; or (B) if the class of Warrant Shares is not listed or admitted to trading on any securities exchange but is regularly traded in any over-the-counter market, then the average of the bid and ask prices per share of the class of Warrant Shares for the ten consecutive trading days ending on the day that is two trading days prior to the applicable date of determination of Market Price; or (C) if the class of Warrant Shares is not traded as described in clauses (A) or (B), then the per share market price of the class of Warrant Shares as determined in good faith by the Company’s board of directors (the “Board of Directors”).

1.5              Exchange of Warrant.  Upon the request of the Holder, this Warrant may be divided into, combined with or exchanged for another warrant or warrants of like tenor (collectively, the “Warrants”) to purchase a like aggregate number of Warrant Shares.  If the Holder desires to divide, combine or exchange this Warrant, the Holder shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged.  The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested.  The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Warrant Share. As to any fraction of a share which a Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of exercise. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 1.

SECTION 2.   Adjustment of Exercise Price and Number of Warrant Shares Purchasable upon Exercise.

Subject and pursuant to the provisions of this Section 2, the Exercise Price and the number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

2.1              Stock Dividends, Subdivisions and Combinations.  If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (A) the Exercise Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (B) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Exercise Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

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2.2              Recapitalization or Reclassification.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, upon the proper exercise of this Warrant by the Holder, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this Section 2.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

2.3              Distributions.  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than dividends or distributions referred to in Section 2.1), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.

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2.4              Preemptive Right. If at any time the Company proposes to grant, issue or sell (collectively, to “issue”) any shares of Common Stock, options, warrants or other subscription or purchase rights, securities which are convertible into shares of Common Stock, or rights to purchase stock, warrants or securities which are convertible into shares of Common Stock, including pursuant to the exercise of any warrant, option or other right to purchase (collectively, “Offered Securities”), the Company shall give notice to the Holder, stating (i) its bona fide intention to issue such Offered Securities, (ii) the number of such Offered Securities to be issued, and (iii) the price and terms upon which it proposes to issue such Offered Securities. By notification to the Company within 15 days after such notice is given, the Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the notice, up to that portion of Offered Securities which equals the proportion that the shares of Common Stock issued and held, including the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, by the Holder bears to the total shares of Common Stock then outstanding. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to purchase or acquire any Offered Securities granted or issued to any director or officer of the Company pursuant to any stock incentive plan of the Company.

2.5              Notice.

2.5.1         If at any time (A) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, (B) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or (C) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder at least 30 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and, in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (Y) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (Z) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 6.2.

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2.5.2         The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

SECTION 3.   Restrictions on Transfer; Legends.

3.1              Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder in Section 5, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), by virtue of Regulation D and exempt from state registration or qualification under applicable state laws. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, or upon surrender of the Warrant Shares for transfer, the transfer of this Warrant, or where applicable the Warrant Shares, shall not be registered pursuant to an effective registration statement under the Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Act in a transaction pursuant to Rule 144A.

3.2              Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Act, or otherwise may be sold pursuant to Rule 144 under the Act or an exemption from registration under the Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of the certificates for such securities).

3.3              Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the Warrant Shares is effective under the Act, or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than seven (7) trading days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

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3.4              Required Registration. At any time after the third anniversary of the Issue Date, Holder and any holder of Warrant Shares issuable upon exercise of this Warrant may make a written request of the Company (a “Demand Request”) to register the offer and resale of the Warrant Shares issuable or issued upon exercise of this Warrant. The Company shall promptly notify all holders of Warrants and Warrant Shares in writing of the receipt of such request and each such holder, in lieu of exercising its rights under Section 3.5, may elect (by written notice sent to the Company within 10 business days from the date of such holder's receipt of the aforementioned Company's notice) to have its Warrant Shares included in such registration thereof pursuant to this Section 3.4. Thereupon the Company shall (i) as expeditiously as is possible but in any event within 60 days after receipt of a Demand Request, the Company shall file a registration statement (a “Shelf Registration Statement”) for the registration of the offer and sale of the Warrant Shares by the holders thereof from time to time pursuant to Rule 415 under the Act and (ii) use its commercially reasonable efforts to cause any such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 120 days following the date of the applicable Demand Request. Upon the effectiveness under the Act of the Shelf Registration Statement, the Company will use all commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and supplemented and amended as required by throughout period ending on the date one year after the date on which such Shelf Registration Statement becomes effective with respect to the offer and sale of Warrant Shares.

3.5              Piggyback Registration. If the Company at any time determines to prepare and file on its behalf or on behalf of any of its security holders (the “demanding security holders”) a registration statement under the Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold to the public for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company, it will give written notice to the Holder at least 45 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Common Stock, and the number of Warrants Shares, as the Holder may request.

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If the Holder desires to have Warrant Shares registered under this Section 3.5, it shall advise the Company in writing within 30 days after the date of receipt of such offer from the Company, setting forth the amount of Warrant Shares for which registration is requested. The Company shall thereupon include in such filing the number of Warrant Shares for which registration is so requested, subject to the next sentence, and shall use its commercially reasonable efforts to effect registration under the Act of the offer and sale of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company or the demanding security holders would materially and adversely affect the distribution of such securities by the Company or the demanding security holder or holders, then all selling security holders shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. All expenses of such registration shall be borne by the Company.

3.6              Registration Procedures. If the Company determines to effect the registration of the offer and sale of any of its securities under the Act, the Company will, as expeditiously as possible:

(A)              prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

(B)               prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

(C)               furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents, as such selling security holders may reasonably request;

(D)              use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

(E)               enter into customary agreements (including an underwriting agreement in customary form), cause its auditors to provide a customary comfort letter, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such registrable securities; and

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(F)                otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 3 in respect of the securities which are to be registered at the request of the Holder that the Holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

3.7              Expenses. All expenses incurred in complying with this Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with FINRA), printing expenses, fees and disbursements of counsel for the Company, the fees of any auditors providing comfort letters, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3.6(D), shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by any holder of Warrant Shares.

3.8              Indemnification and Contribution.

3.8.1         In the event of any registration of any Warrant Shares under the Act pursuant to this Section 3, the Company shall indemnify and hold harmless the holder of such Warrant Shares, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Shares and each other Person, if any, who controls such holder or such participating Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

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3.8.2         Each holder of Warrant Shares, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Warrant Shares contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, however, that the indemnification obligations of such holder shall be limited to the net proceeds from the offering of Warrant Shares received by such holder.

3.8.3         If the indemnification provided for in this Section 3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that the contribution obligation of any holder shall be limited to the net proceeds from the offering of the Warrant Shares received by any such holder.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.8.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

3.9              Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of the Warrants so long as any shares of Common Stock shall be so listed during the period in which the Warrants may be exercised.

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SECTION 4.   Representations, Warranties and Covenants of the Company.

4.1              Representations and Warranties. As of the date hereof, the Company represents and warrants to the Holder that:

(A)              it has the corporate power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, and performance and delivery of, this Warrant and the transactions contemplated by this Warrant;

(B)               this Warrant constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law;

(C)               the execution of this Warrant and the performance of the Company’s obligations hereunder do not conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company’s or any of its subsidiaries pursuant to: (i) the Company’s organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of its subsidiaries or any of its or their properties; and

(D)              assuming the accuracy of the representations and warranties of the Holder contained in this Warrant, the sale and issuance of the Warrant Shares pursuant to this Warrant is intended to be exempt from the registration requirements of the Act, and neither the Company nor any person acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

4.2              Covenants of the Company. The Company covenants and agrees as follows:

(A)             at all times the Company shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant;

(B)             all Warrant Shares, when issued upon the exercise of this Warrant, will be duly and validly issued, fully paid, nonassessable and free of preemptive rights;

(C)             the Company shall, for so long as the Warrant remains outstanding, timely file all reports and other documents required to be filed by it pursuant to the Act or the Exchange Act. In the event the Company no longer has reporting obligations under the Act or the Exchange Act, then the Company will deliver to the Holder:

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(i)                 as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, commencing with the fiscal year ended December 31, 2013, a copy of the audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, together with a narrative discussion and analysis of the financial condition and results of operations of the Company and its subsidiaries for such fiscal year as compared to the previous year, and reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by the Company’s independent accountants;

(ii)               as soon as available, but in any event not later than 60 days after the end of each quarterly period of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, together with a narrative discussion and analysis of the financial condition and results of operations of the Company and its subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year; and

(iii)             within 10 business days after the time periods specified by the SEC’s rules and regulations, information substantively of the type that would be required to be filed with the Commission in a Current Report on Form 8-K.

All such financial statements delivered pursuant to this Section 4.2(C) shall be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the Company's independent accountants or chief financial officer, as the case may be, and disclosed therein, and quarterly financial statements shall be subject to normal year-end audit adjustments and need not be accompanied by footnotes);

(D)             the Company shall not, for so long as any Warrants remain outstanding, by any action, including amending its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. The Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

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SECTION 5.   Representations and Warranties of the Holder.

Each Holder of a Warrant represents and warrants to the Company as follows:

5.1              Acquisition of Warrant for Personal Account. The Holder is acquiring this Warrant and the Warrant Shares (collectively the “Securities”) for investment for its own account and not with a present view to, or for resale in connection with, any public resale or distribution thereof. The Holder understands that the Securities have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Holder further understands that the Securities have not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

5.2              Rule 144. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Act.

5.3              Accredited Investor. As of the date hereof, the Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act. The Holder is sophisticated in financial matters, and is able to evaluate the risks and benefits of an investment in the Securities for an indefinite period of time.

5.4              Opportunity To Discuss; Information. The Holder has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of the opportunity to the extent the Holder considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Company.

SECTION 6.   Other Matters.

6.1              Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of any successors hereunder.

6.2              Notices. Notices or demands pursuant to this Warrant to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Company, as follows:

Black Ridge Oil & Gas, Inc.

10275 Wayzata Blvd., Suite 310

Minnetonka, Minnesota 55305

Telephone No.: (952) 426-1851

Attention: James Moe, Chief Financial Officer

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder or each successor at its last known address as it shall appear on the books of the Company.

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6.3              Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6.4              Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder and its successors and registered assigns.

6.5              Confidentiality. The Holder agrees to maintain, and to require its representatives to maintain, all confidential information obtained from the Company on a confidential basis, which, among other things, precludes the use of such confidential information for the purposes of trading on the Warrant Shares.

6.6              Identity of Transfer Agent. The transfer agent for the Common Stock is Empire Stock Transfer, Inc.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

6.7              Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Holder.

6.8              Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached as Appendix A hereto duly executed.  In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and the portion of this Warrant assigned to the assignee shall promptly be canceled.

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6.9              Holder as Owner. Prior to the surrender, transfer or assignment of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

6.10          Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder, prior to the exercise of this Warrant, the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

6.11          Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of (i) the Holder’s exercise of this Warrant or ownership of any Warrant Shares issued in consequence thereof, or (ii) any litigation to which the Holder is made a party in its capacity as a shareholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final non appealable judgment by a court to have resulted from the Holder’s gross negligence, bad faith or willful misconduct in its capacity as a shareholder or warrantholder of the Company.

6.12          Remedies. The Holder and each holder of Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

6.13          Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void.  Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

6.14          Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

6.15          Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of a Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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6.16          Office of the Company; Maintenance of Books. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6.17          Section Headings. The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.
SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

By:   /s/ Kenneth DeCubellis

       Kenneth DeCubellis

       Chief Executive Officer

CHAMBERS ENERGY CAPITAL II, LP

By: CEC Fund II GP, LLC, as its general partner

By:  /s/ J. Robert Chambers

Name: J. Robert Chambers

Title: Managing Director

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APPENDIX A
ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto _____________________________ Warrant No. 1 dated August 8, 2013 (the “Warrant”) and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of Black Ridge Oil & Gas, Inc., with full power of substitution.

Dated: ____________________________________

Signed: ___________________________________

Signature guaranteed:

__________________________________________

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APPENDIX B
WARRANT EXERCISE FORM

To Black Ridge Oil & Gas, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by Warrant No. 1 dated August 8, 2013 (the “Warrant”) for, and to purchase thereunder by the payment of the Exercise Price (as defined in the Warrant) and surrender of the Warrant, ___________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

__________________________________________

Name

__________________________________________

Address

__________________________________________

__________________________________________

Federal Tax ID or Social Security No.

and delivered by               (certified mail to the above address, or

(electronically (provide DWAC Instructions:___________________), or

(other (specify):

__________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Signature:______________________________

__________________________________________

Name (please print)

__________________________________________

Address

__________________________________________

__________________________________________

__________________________________________

Federal Identification or

Social Security No.

Assignee:

__________________________________________

__________________________________________

__________________________________________

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APPENDIX C
NET ISSUE ELECTION NOTICE

To Black Ridge Oil & Gas, Inc.:

Date:_________________________

The undersigned hereby elects under Section 1.3 of Warrant No. 1 dated August 8, 2013 (the “Warrant”) to surrender the right to purchase _____________ shares of common stock pursuant to this Warrant (the “Warrant Shares”) and hereby requests the issuance of ______________ of common stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________

Signature

_________________________________________

Name for Registration

_________________________________________

Mailing Address

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Signature:______________________________

________________________________________

Name (please print)

________________________________________

Address

________________________________________

________________________________________

Federal Identification or

Social Security No.

Assignee:

________________________________________

________________________________________

________________________________________

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